Natural Health Trends Corp. Announces Fourth Quarter 2007 Results

DALLAS, TX -- 03/31/2008 -- Natural Health Trends Corp. (NASDAQ: BHIP) today announced its financial results for the quarter ended December 31, 2007.

Sales in the fourth quarter of 2007 were $13.0 million, and net loss was $15.3 million, including $12.4 million of goodwill impairment and $0.6 million of severance costs.

Chris Sharng, the Company's President, said, "Last year, our revenues decreased faster than we could cut costs. But, on a monthly basis, our sales appear to have stabilized, particularly in our biggest market of Hong Kong. Revenues were roughly $4 million a month from October through March, with the exception of an expected dip over the Chinese New Year in early February. We believe that we have regained revenue momentum through certain personnel changes, compensation plan changes and dynamic training sessions to which our members seem to be enthusiastically responding. In fact, our estimate is that March was our best month in terms of revenue since October."

Mr. Sharng continued, "With the cost cutting program that we began late last year having been almost fully realized, we are comfortable at this point with our levels of both cash and cash flow. We believe that the stabilized top line and a much lower cost structure will further positively impact our cash flow."

The Company plans to host a conference call at 11:30 a.m. EDT, April 2, 2008. Those who wish to participate may call telephone number (866) 672-2663, or (973) 582-2772 for international callers, 15 minutes before 11:30 a.m. EDT. Callers will need to give the conference identification number, which is 41679328. If you cannot participate in the call, but wish to hear it, you may login to the Company's homepage at www.naturalhealthtrendscorp.com and click on the conference call 1 1/2 hours after the completion of the call.

About Natural Health Trends Corp.

Natural Health Trends Corp. is an international direct-selling and e-commerce company operating through its subsidiaries throughout Asia, North America, Europe and Latin America. The Company markets premium quality personal care products under the NHT Global brand. Additional information can be found on the Company's website, and management encourages interested parties to register for updated corporate information via email on the Company's home page, www.naturalhealthtrendscorp.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 -- Forward-looking statements in this release do not constitute guarantees of future performance. Such forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. Such risks and uncertainties include the risks and uncertainties detailed under the caption "Risk Factors" in our Annual Report on Form 10-K filed on March 31, 2008, with the Securities and Exchange Commission. We assume no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

                        NATURAL HEALTH TRENDS CORP.

                        CONSOLIDATED BALANCE SHEETS
                    (In Thousands, Except Share Data)

                                                        December 31,
                                                  ------------------------
                                                      2006         2007
                                                  -----------  -----------

                       ASSETS
Current assets:
   Cash and cash equivalents                      $    11,936  $     6,282
   Restricted cash                                        455          298
   Certificates of deposit                              1,277            -
   Accounts receivable                                    462          418
   Inventories, net                                     5,857        3,585
   Other current assets                                 2,639        1,324
                                                  -----------  -----------
Total current assets                                   22,626       11,907
Property and equipment, net                             2,944        1,537
Goodwill                                               14,145        1,764
Intangible assets, net                                  3,400        2,600
Restricted cash                                         3,503        4,317
Deferred tax assets                                       208          208
Other assets                                            1,759        2,363
                                                  -----------  -----------
Total assets                                      $    48,585  $    24,696
                                                  ===========  ===========

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                               $     3,424  $     2,168
   Income taxes payable                                   281          363
   Accrued distributor commissions                      3,852        2,018
   Other accrued expenses                               5,255        3,599
   Deferred revenue                                     5,641        3,496
   Current portion of convertible debentures, net
    of discount of $151                                     -          203
   Other current liabilities                            3,135        3,254
                                                  -----------  -----------
Total current liabilities                              21,588       15,101
Convertible debentures, net of discount of $3,896           -            -
                                                  -----------  -----------
Total liabilities                                      21,588       15,101
Commitments and contingencies
Minority interest                                          22           33
Stockholders' equity:
   Preferred stock, $0.001 par value; 5,000,000
    shares authorized; 1,761,900 shares
    designated Series A convertible preferred
    stock, 138,400 shares issued and outstanding
    at December 31, 2007, aggregate liquidation
    value of $246                                           -          124
   Common stock, $0.001 par value; 50,000,000
    shares authorized; 8,199,933 and 10,327,405
    shares issued and outstanding at December 31,
    2006 and 2007, respectively                             8           10
   Additional paid-in capital                          70,042       79,158
   Accumulated deficit                                (44,128)     (70,989)
   Accumulated other comprehensive income:
      Foreign currency translation adjustments          1,053        1,259
                                                  -----------  -----------
Total stockholders' equity                             26,975        9,562
                                                  -----------  -----------
Total liabilities and stockholders' equity        $    48,585  $    24,696
                                                  ===========  ===========

                        NATURAL HEALTH TRENDS CORP.

            CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                  (In Thousands, Except Per Share Data)

                              Three Months Ended      Twelve Months Ended
                                 December 31,            December 31,
                            ----------------------  ----------------------
                               2006        2007        2006        2007
                            ----------  ----------  ----------  ----------

Net sales                   $   27,688  $   12,977  $  133,428  $   76,501
Cost of sales                    9,647       3,731      33,066      20,290
                            ----------  ----------  ----------  ----------
Gross profit                    18,041       9,246     100,362      56,211
% of net sales                    65.2%       71.2%       75.2%       73.5%

Operating expenses:
Distributor commissions         13,363       4,908      68,265      35,095
% of net sales                    48.3%       37.8%       51.2%       45.9%

Selling, general and
 administrative expenses        11,367       7,352      45,735      34,524
   Impairment of goodwill            -      12,381           -      12,381
   Recovery of KGC
    receivable                    (753)          -      (1,405)       (565)
                            ----------  ----------  ----------  ----------
Total operating expenses        23,977      24,641     112,595      81,435
                            ----------  ----------  ----------  ----------
Loss from operations            (5,936)    (15,395)    (12,233)    (25,224)
Other income (expense), net        250        (159)        946         143
                            ----------  ----------  ----------  ----------
Loss before income taxes
 and minority interest          (5,686)    (15,554)    (11,287)    (25,081)
Income tax provision               606         260        (182)       (200)
Minority interest                   44           1           9          (6)
                            ----------  ----------  ----------  ----------
Net loss                        (5,036)    (15,293)    (11,460)    (25,287)

Beneficial conversion
 feature on preferred stock          -           -           -      (1,574)
Preferred stock dividends            -         (21)          -         (91)
                            ----------  ----------  ----------  ----------
Net loss attributable to
 common stockholders        $   (5,036) $  (15,314) $  (11,460) $  (26,952)
                            ==========  ==========  ==========  ==========

Loss per share - basic and
 diluted                    $    (0.61) $    (1.62) $    (1.42) $    (3.15)
                            ==========  ==========  ==========  ==========

Weighted-average number of
 shares outstanding              8,200       9,447       8,079       8,555
                            ==========  ==========  ==========  ==========

Contact:

Jean Bono
Natural Health Trends Corp.
investor.relations@nhtglobal.com